                                                                    EXHIBIT 99.1

                         COUSINS PROPERTIES INCORPORATED
                          QUARTERLY INFORMATION PACKAGE
                       FOR THE QUARTER ENDED JUNE 30, 2005

I.    PRESS RELEASE

      Press Release

      Consolidated Statements of Income

      Fund from Operations

      Consolidated Balance Sheets

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company's ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Current Report on Form 8-K filed on December 10, 2003. The words "believes", "expects", "anticipates", "estimates" and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

[COUSINS LOGO]

                                                                    NEWS RELEASE

                                                           FOR IMMEDIATE RELEASE

CONTACT:

James A. Fleming                               Mark A. Russell
Executive Vice President and                   Senior Vice President and
Chief Financial Officer                        Senior Investment Officer
(770) 857-2416                                 (770) 857-2449
jimfleming@cousinsproperties.com               markrussell@cousinsproperties.com

                   WEB SITE ADDRESS: www.cousinsproperties.com

                     COUSINS PROPERTIES REPORTS RESULTS FOR
                SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2005

      ATLANTA (August 3, 2005) - Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three and six months ended June 30, 2005. All per share amounts are reported on a diluted basis; basic per share data is included in the Consolidated Statements of Income accompanying this release.

      Net Income Available to Common Stockholders ("Net Income Available") was $6.5 million, or $0.13 per share, for the second quarter of 2005 compared with $45.7 million, or $0.91 per share, for the second quarter of 2004. Funds From Operations Available to Common Stockholders ("FFO") was $17.6 million, or $0.34 per share, for the second quarter of 2005 compared with $25.3 million, or $0.50 per share, for the second quarter of 2004.

      Net Income Available was $12.0 million, or $0.23 per share, for the six months ended June 30, 2005 compared with $56.5 million, or $1.12 per share, for the six months ended June 30, 2004. FFO was $33.9 million, or $0.66 per share, for the six months ended June 30, 2005 compared with $52.3 million, or $1.04 per share, for the six months ended June 30, 2004.

      Net Income Available and FFO decreased in the second quarter and six months ended June 30, 2005 due to a decrease in rental revenues resulting from the sale of $1.3 billion of consolidated and joint venture operating properties in 2004 as well as the gains on sale of these properties recognized in the second quarter of 2004, partially offset by a related reduction in interest expense and an increase in gains from the sale of undepreciated investment property.

                                     -MORE-

CUZ Reports Second Quarter Results
Page 2
August 3, 2005

      Second quarter highlights of the Company included the following:

- Commenced construction of the first phase of Terminus, a 24-story office building in the Buckhead district of Atlanta expected to contain approximately 536,000 square feet of Class A office space and approximately 72,000 square feet of retail and restaurant space. Total expected cost of the first phase of Terminus is $162 million and construction is scheduled to be complete in the second quarter of 2007.

- Commenced construction of 50 Biscayne, a 529-unit residential condominium development in Miami, Florida. This project is being developed in a joint venture with The Related Group of Florida and is 100% under contract. The Company expects to begin recognizing revenues in the fourth quarter of 2005 on approximately 80% of the units in this project utilizing the percentage-of-completion method.

- Recognized pre-tax profits of $514,000 on 905 Juniper, a 117-unit condominium project under development in Midtown Atlanta. Approximately 84% of the units are now under contract. The Company expects to recognize revenues utilizing the percentage-of-completion method on approximately 30% of these units until the project's completion, currently scheduled for the first quarter of 2006.

- Commenced construction of San Jose MarketCenter, a 355,000 square foot retail power center in San Jose, California. This project is 66% leased at June 30, 2005 and is scheduled for completion in the first quarter of 2006.

- Commenced construction of a 416,000 square foot building at King Mill Distribution Park in Atlanta, Georgia, its first industrial project.

- Commenced operations of a 51,000 square foot biomedical research building in Atlanta, Georgia that serves as the headquarters of Inhibitex.

- Sold 8 acres in Wildwood Office Park for $3.2 million, generating GAAP gains and FFO of approximately $2.8 million.

- Sold 7 acres in its North Point project for $2.0 million, generating GAAP gains and FFO of approximately $1.6 million.

- Acquired The Gellerstedt Group, an Atlanta-based private real estate owner, advisor and development firm specializing in multi-family urban residential projects, and appointed Larry Gellerstedt President of the Company's new Office/Multi-Family Division.

      Other recent developments included the following:

- On July 1, 2005, closed the sale of 1155 Perimeter Center West, a 365,000 square foot office building owned by 285 Venture, LLC, a joint venture 50% owned by the Company. Prior to the sale, the Company executed a lease with Arby's for approximately 100,000 square feet. The total sales price of the building was $49.3 million, and the Company anticipates its share of the gain to be approximately $1.3 million. The building, when sold, was 89% leased.

                                     -MORE-

CUZ Reports Second Quarter Results
Page 3
August 3, 2005

      At June 30, 2005, the Company's portfolio of operational office buildings was 84% leased compared with 83% at March 31, 2005, and its portfolio of operational retail centers remained at 95% leased compared with March 31, 2005.

      At June 30, 2005, the Company and its joint ventures had seven retail, office and industrial projects under development totaling 2.3 million Company owned square feet, and two condominium projects under development containing a total of 646 units. The Company estimates its share of the total cost of these projects will be $521 million and expects completion of these projects throughout 2006 and 2007. In addition, the Company had 21 residential communities under development directly or through investments in unconsolidated entities in which approximately 12,800 lots remain to be developed and sold.

      Tom Bell, president and CEO of Cousins, said "There has been a lot of activity in the second quarter. All our divisions performed well, with each division initiating new value-creating development projects.

      "The Company launched a new office/multi-family division with the acquisition of The Gellerstedt Group, a well-known and respected developer," added Bell. "Their team, led by Larry Gellerstedt, is a long-time partner of Cousins, most recently with 905 Juniper, our inaugural condominium project.

      "Our development pipeline remains quite strong with 2.3 million square feet and two condominium projects underway."

      The Consolidated Statements of Income, Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the "Net Income and Funds From Operations-Supplemental Detail" schedule which is included along with other supplemental information in the Company's Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission ("SEC"), and which can be viewed through the "Quarterly Disclosures" and "SEC Filings" links on the Investor Relations page of the Company's Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company's Investor Relations Department at (770) 857-2449.

      The Company will conduct a conference call at 2:00 p.m. (Eastern time) on Thursday, August 4, 2005, to discuss the results of the quarter ended June 30, 2005. The number to call for this interactive teleconference is (913) 981-5558. A replay of the conference call will be available for 14 days by dialing (719) 457-0820 and entering the pass code, 1488746. The Company will also provide an online Web simulcast and rebroadcast of its second quarter 2005 earnings release conference call. The live broadcast

                                     -MORE-

CUZ Reports Second Quarter Results
Page 4
August 3, 2005

will be available through the "Q2 2005 Cousins Properties Incorporated Earnings Conference Call" link on the Investor Relations page of the Company's Web site, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company's Web site for 30 days.

      Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, retail, medical office, industrial, multi-family and land development projects. The Company's portfolio consists of interests in 7.8 million square feet of office and medical office space, 3.4 million square feet of retail space, 416,000 square feet of industrial space, over 3,300 acres of strategically located land tracts for sale or future development, and significant land holdings for development of single-family residential communities. Cousins also provides leasing and management services to third-party investors; its client-services portfolio comprises 11.2 million square feet of office space. Cousins is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol "CUZ." For more information on the Company, please visit Cousins' Web site at www.cousinsproperties.com.

Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company's ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Current Report on Form 8-K filed on December 10, 2003. The words "believes", "expects", "anticipates", "estimates" and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

                                     -MORE-

                COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
               (Unaudited, in thousands, except per share amounts)

                                                                    THREE MONTHS ENDED            SIX MONTHS ENDED
                                                                         JUNE 30,                     JUNE 30,
                                                                 ------------------------      ------------------------
                                                                   2005           2004           2005           2004
                                                                 ---------      ---------      ---------      ---------
REVENUES:
       Rental property revenues                                  $  24,580      $  26,386      $  48,436      $  55,136
       Development income                                              684          1,045          1,181          1,557
       Management fees                                               2,287          2,140          4,594          4,214
       Leasing and other fees                                          998            782          2,046          1,425
       Residential lot and outparcel sales                           4,449          4,366          6,060          8,254
       Interest and other                                              414            107            719            555
                                                                 ---------      ---------      ---------      ---------
                                                                    33,412         34,826         63,036         71,141

COSTS AND EXPENSES:
       Rental property operating expenses                            9,723          8,456         18,835         17,207
       General and administrative expenses                           8,217          8,605         16,893         16,588
       Depreciation and amortization                                 9,523          8,784         18,895         19,276
       Residential lot and outparcel cost of sales                   3,023          3,178          4,142          5,668
       Interest expense                                              2,103          4,444          4,884          9,163
       Other                                                           783            924          1,217          1,714
                                                                 ---------      ---------      ---------      ---------
                                                                    33,372         34,391         64,866         69,616
                                                                 ---------      ---------      ---------      ---------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
       AND INCOME FROM UNCONSOLIDATED JOINT VENTURES                    40            435         (1,830)         1,525
INCOME FROM UNCONSOLIDATED JOINT VENTURES                            5,608          9,196         10,783         18,252
PROVISION FOR INCOME TAXES FROM OPERATIONS                          (1,057)           (17)        (1,926)          (853)
                                                                 ---------      ---------      ---------      ---------
INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE
       OF INVESTMENT PROPERTIES                                      4,591          9,614          7,027         18,924
GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE
       INCOME TAX PROVISION                                          5,578         36,500         12,405         38,566
                                                                 ---------      ---------      ---------      ---------
INCOME FROM CONTINUING OPERATIONS                                   10,169         46,114         19,432         57,490
DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX
       PROVISION:
       Income from discontinued operations                             109          1,530            147          2,286
       Gain on sale of investment properties                             -              -             37            648
                                                                 ---------      ---------      ---------      ---------
                                                                       109          1,530            184          2,934
                                                                 ---------      ---------      ---------      ---------
NET INCOME                                                          10,278         47,644         19,616         60,424
DIVIDENDS  TO PREFERRED STOCKHOLDERS                                (3,812)        (1,937)        (7,625)        (3,875)
                                                                 ---------      ---------      ---------      ---------
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS                      $   6,466      $  45,707      $  11,991      $  56,549
                                                                 =========      =========      =========      =========
PER SHARE INFORMATION - BASIC:
       Income from continuing operations                         $    0.13      $    0.91      $    0.24      $    1.10
       Income from discontinued operations                            0.00           0.03           0.00           0.06
                                                                 ---------      ---------      ---------      ---------
       Net income available to common stockholders               $    0.13      $    0.94      $    0.24      $    1.16
                                                                 =========      =========      =========      =========

PER SHARE INFORMATION - DILUTED:
       Income from continuing operations                         $    0.13      $    0.88      $    0.23      $    1.06
       Income from discontinued operations                            0.00           0.03           0.00           0.06
                                                                 ---------      ---------      ---------      ---------
       Net income available to common stockholders               $    0.13      $    0.91      $    0.23      $    1.12
                                                                 =========      =========      =========      =========
WEIGHTED AVERAGE SHARES - BASIC                                     49,924         48,750         49,856         48,693
                                                                 =========      =========      =========      =========
WEIGHTED AVERAGE SHARES - DILUTED                                   51,586         50,405         51,591         50,428
                                                                 =========      =========      =========      =========

            COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
                              FUNDS FROM OPERATIONS
            FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                                   (UNAUDITED)
                    (In thousands, except per share amounts)

                                                                          THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                               JUNE 30,                       JUNE 30,
                                                                       ------------------------      ------------------------
                                                                         2005           2004           2005            2004
                                                                       ---------      ---------      ---------      ---------
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS                            $   6,466      $  45,707      $  11,991      $  56,549
Depreciation and amortization:
     Consolidated properties                                               9,523          8,784         18,895         19,276
     Discontinued properties                                                  31          1,879             68          4,197
     Share of unconsolidated joint ventures                                2,285          4,837          4,828          9,572
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
     Consolidated properties                                                (686)          (700)        (1,364)        (1,335)
     Share of unconsolidated joint ventures                                   (4)            (8)           (70)           (18)
Gain on sale of investment properties, net of applicable
     income tax provision:
     Consolidated                                                         (5,578)       (36,500)       (12,405)       (38,566)
     Discontinued properties                                                   -              -            (37)          (648)
     Share of unconsolidated joint ventures                                   36              -           (312)             -
Gain on sale of undepreciated investment properties                        5,512          1,267         12,278          3,234
                                                                       ---------      ---------      ---------      ---------
FUNDS FROM OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS                 $  17,585      $  25,266      $  33,872      $  52,261
                                                                       =========      =========      =========      =========
PER COMMON SHARE - BASIC:
  NET INCOME AVAILABLE                                                 $     .13      $     .94      $     .24      $    1.16
                                                                       =========      =========      =========      =========
  FUNDS FROM OPERATIONS                                                $     .35      $     .52      $     .68      $    1.07
                                                                       =========      =========      =========      =========
WEIGHTED AVERAGE SHARES                                                   49,924         48,750         49,856         48,693
                                                                       =========      =========      =========      =========
PER COMMON SHARE - DILUTED:
  NET INCOME AVAILABLE                                                 $     .13      $     .91      $     .23      $    1.12
                                                                       =========      =========      =========      =========
  FUNDS FROM OPERATIONS                                                $     .34      $     .50      $     .66      $    1.04
                                                                       =========      =========      =========      =========
DILUTED WEIGHTED AVERAGE SHARES                                           51,586         50,405         51,591         50,428
                                                                       =========      =========      =========      =========

      The table above shows Funds From Operations Available to Common Stockholders ("FFO") and the related reconciliation to Net Income Available to Common Stockholders ("Net Income Available") for Cousins Properties Incorporated and Subsidiaries. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

      FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

                COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
               (In thousands, except share and per share amounts)

                                                                                     JUNE 30,         December 31,
                                                                                       2005               2004
                                                                                   -------------      -------------
                                                                                    (UNAUDITED)
ASSETS
PROPERTIES:
     Operating properties, net of accumulated depreciation
       of $149,189 in 2005 and $140,262 in 2004                                    $     523,919      $     528,551
     Land held for investment or future development                                       41,748             29,563
     Projects under development                                                          179,668             97,472
     Held-for-sale properties                                                             15,428                  -
     Residential lots under development                                                   15,668             19,860
                                                                                   -------------      -------------
       Total properties                                                                  776,431            675,446

CASH AND CASH EQUIVALENTS                                                                 13,161             89,490
RESTRICTED CASH                                                                            3,094              1,188
NOTES AND OTHER RECEIVABLES                                                               26,518             24,957
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES                                              208,837            199,233
OTHER ASSETS, INCLUDING GOODWILL OF $8,229 IN 2005 AND $7,891 IN 2004                     33,674             36,678
                                                                                   -------------      -------------
     TOTAL ASSETS                                                                  $   1,061,715      $   1,026,992
                                                                                   =============      =============

LIABILITIES AND STOCKHOLDERS' INVESTMENT

NOTES PAYABLE                                                                      $     350,066      $     302,286
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                                                  40,085             35,226
DEFERRED GAIN                                                                              6,082              6,209
DEPOSITS AND DEFERRED INCOME                                                               2,822              3,504
                                                                                   -------------      -------------
       TOTAL LIABILITIES                                                                 399,055            347,225

MINORITY INTERESTS                                                                        19,937             20,017

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS' INVESTMENT:
     Preferred Stock, 20,000,000 shares authorized, $1 par value:
       7.75% Series A cumulative redeemable preferred stock, $25 liquidation
           preference; 4,000,000 shares issued and outstanding                           100,000            100,000
       7.50% Series B cumulative redeemable preferred stock, $25 liquidation
           preference; 4,000,000 shares issued and outstanding                           100,000            100,000
     Common stock, $1 par value, 150,000,000 shares authorized, 53,151,138 and
       52,783,791 shares issued, respectively                                             53,151             52,784
     Additional paid-in capital                                                          317,467            311,943
     Treasury stock at cost, 2,691,582 shares                                            (64,894)           (64,894)
     Unearned compensation                                                                (8,483)           (10,160)
     Cumulative undistributed net income                                                 145,482            170,077
                                                                                   -------------      -------------
       TOTAL STOCKHOLDERS' INVESTMENT                                                    642,723            659,750
                                                                                   -------------      -------------
       TOTAL LIABILITIES AND STOCKHOLDERS' INVESTMENT                              $   1,061,715      $   1,026,992
                                                                                   =============      =============